UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported) November 28, 2003


                             GSI Securitization Ltd.
             (Exact name of registrant as specified in its charter)


                          Grand Cayman Islands, B.W.I.
                 (State or other jurisdiction of incorporation)


        0-29600                                        NONE
(Commission File Number)               (I.R.S. Employer Identification No.)


                         502 Carnegie Center, Suite 103
                           Princeton, New Jersey 08540
                    (Address of principal executive offices)


                                 (609) 987-8080
               Registrant's telephone number, including area code


                   Klinair Environmental Technologies Limited
                            3rd Floor, Harbour Centre
                               P.O. Box 1348 GT
                        Grand Cayman, Cayman Islands, BWI
          (Former name or former address, if changed since last report)


December 02, 2003


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ITEM 4.  CHANGE OF ACCOUNTANTS.

The firm of James C. Marshall, CPA, P.C. audited the financial statements of the Company for the fiscal year ended Dec. 31, 2001, through December 31, 2002. On November 10, 2003, pursuant to a vote of the Board of Directors, the firm of Stan J. H. Lee and Co., CPA's was selected to audit the financial statements of the Company for the year ended December 31, 2003, and to review all quarterly reports, commencing with the quarter ended June 30, 2003.

The replacement of auditor was done as a matter of convenience as the new auditors were located near the offices of the Company. The firm of James C. Marshall, CPA, P.C. resigned on November 10, 2003.

On December 02, 2003, pursuant to a vote of the Board of Directors, the firm of Stan J. H. Lee and Co., CPA's was replaced as auditors of the company by Joseph Troche, CPA to audit the financial statements of the Company for the year ended December 31, 2003, and to review all quarterly reports, commencing with the quarter ended
June 30, 2003. The reason for the replacement was that Stan J. H.
Lee & Co. were not registered with the Public Company Accounting Oversight Board, pursuant to Section 102 of the Sarbanes-Oxley Act of 2002. Mr. Lee resigned on December 02, 2003.

The report of James C. Marshall, CPA, P.C. on the Company's financial statements for the fiscal years ended December 31, 2001 and December 31, 2002, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope, or accounting principles. The reports for both years were qualified in that the reports for both years stated that the Company was a development stage company with a high level of incurred expenses, and that unless operating capital could be raised to continue operations, some or all activities of the Company would have to be curtailed. The reports stated that the results of such curtailment were not reflected in the audited financial statements. During the entire period of the engagement of the said auditors, through November 10, 2003, there had been no disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to auditor's satisfaction, would have caused said auditors to make reference thereto in connection with its reports to the subject matter of the disagreement.


During the entire period of the engagement of Stan J.H. Lee, being the period between November 10, 2003 and December 02, 2003, Mr. Lee did not review any financial Statements of the Company. However, during the period, there had been no disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to auditor's satisfaction, would have caused said auditors to make reference thereto in connection with its reports to the subject matter of the disagreement.

Prior to their respective engagements, and specifically during the 2001 and 2002 fiscal years, and the period from January 01, 2003, through the date of this filing, the Firm of Stan J. H. Lee & Co. had been hired by the Company to audit the 2001 and 2002 financial statements of the Company's subsidiary, GSI Securitization, Inc., a New Jersey company. The report of Stan J. H. Lee on the subsidiary's financial statements for the fiscal years ended December 31, 2001 and December 31, 2002, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified, or qualified or modified as to audit scope, or accounting principles.

During the entire period of the engagement of the said auditors, through December 2, 2003, there had been no disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to auditor's satisfaction, would have caused said auditors to make reference thereto in connection with its reports to the subject matter of the disagreement. Other than as abovementioned, Mr. Lee had never been engaged, nor his opinion, written or oral, been sought respecting any matter affecting the Company.

Prior to his engagement, Joseph Troche, CPA, had not been engaged by the Company for any purpose whatsoever, nor had he ever rendered any opinion, written or oral, to the Company on any transaction or matter related to the Company, its affiliates, subsidiaries, or its financial or business affairs.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

B.       Exhibits


16.1    Letter re: Change of Certifying Accountant
        (Stan J. H. Lee and Co. CPA's)                                   04.
16.2    Letter re: Change of Certifying
        Accountant (James C. Marshall, CPA, P.C.)                        05.
16.3    Letter re: Change of Certifying
        Accountant (Joseph Troche, CPA)                                  06.






                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


            December 02, 2003

           GSI Securitization Ltd.
               (Registrant)


                            /s/Gunther Slaton, CEO
                            -----------------------
                               Gunther Slaton, CEO

Exhibit 16.1


                       Joseph Troche, CPA
                  Certified Public Accountant
            32 Main Street, Hastings on Hudson, NY  10706
              Tel.- 914-478-1432: Fax- 914-478-1315



   Re:  GSI Securitization Limited


   Dear Sir/Madam:


   Pursuant to the request of the above named company, we affirm that:


   1. We have read the Company's response to Item 4 of Form 8-K/A dated December 02, 2003.

   2.   We agree with the response.


        We consent to have this "Consent" filed in a Report on Form 8-K/A.



Signed:

          December 02, 2003

         /s/Joseph Troche, CPA

Exhibit 16.2

                      James C. Marshall, CPA, P.C.
                     14455 N. Hayden Road, Suite 206
                       Scottsdale, Arizona 85260
                                  USA


   December 02, 2003



   Securities and Exchange Commission
   450 Fifth Street N.W.
   Washington D.C.  20549



   Re:  GSI Securitization Limited


   Dear Sir/Madam:


   Pursuant to the request of the above named company, we affirm that:

   1. We have read the Company's response to Item 4 of Form 8-K dated November 14, 2003 and to Item 4 of the Form 8-K/A to which this Letter is appended, dated December 02, 2003.

   2.   We agree with the response, and all disclosures set out therein.

   3. There have been no disagreements on matters of accounting and auditing between our firm and the Company.

        We consent to having this letter attached as an exhibit to a Report on Form 8-K/A, indicating a change in auditors.


   Very Truly Yours,

   /s/James C. Marshall, CPA, P.C., P.A./s/

   Certified Public Accountants

Exhibit 16.3


   Stan J.H. Lee & Co. CPAs            e-mail) StanL@dmhdxcpa.com
   2182 Lemoine Ave.                   Tel) 760-612-1269
   Suite 200                           Fax) 815-846-7550
   Fort Lee, NJ  07024


   December 02, 2003


   Securities and Exchange Commission
   450 Fifth Street N.W.
   Washington D.C.  20549



   Re:  GSI Securitization Limited


   Dear Sir/Madam:


   Pursuant to the request of the above named company, we affirm that:

   1. We have read the Company's response to Item 4 of Form 8-K dated November 14, 2003, and to Item 4 of the Form 8-K/A to which this Letter is appended, dated December 02, 2003.

   2.   We agree with the response, and all disclosures set out therein.

   3. There have been no disagreements on matters of accounting and auditing between our firm and the Company.

        We consent to having this letter attached as an exhibit to a Report on Form 8-K/A, indicating a change in auditors.


   Very Truly Yours,

   /s/Stan J. H. Lee & Co., CPA's/s/

   Certified Public Accountants
   Fort Lee, N.J.



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